EMFB-SUM SUP-1

Summary Prospectus Supplement dated October 13, 2016

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Emerging Markets Flexible Bond Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Avi Hooper	Portfolio Manager (co-lead)	2015
Rashique Rahman	Portfolio Manager (co-lead)	2015
Michael Hyman	Portfolio Manager	2016
Jorge Ordonez	Portfolio Manager	2015”

EMFB-SUM SUP-1